STYLE SELECT SERIES, INC.

Supplement to the Prospectus dated March 5, 1997



The sixth full paragraph on page 30 of the Prospectus dated March 5, 1997, is supplemented with the following information:

On February 5, 1997, Morgan Stanley Group
Inc. and Dean Witter, Discover & Co.
announced that they had entered into an
 Agreement and Plan of Merger to form
 Morgan Stanley, Dean Witter, Discover
 & Co. Dean Witter, Discover & Co. is a
financial services company with three
 major businesses: full service brokerage, credit services and asset management.
Morgan Stanley is the indirect parent
of Miller Anderson & Sherrard, LLP,
 adviser to the Mid-Cap Growth Portfolio
of the Fund.

Subject to certain conditions
 being met, it is currently anticipated
 that the transaction will close in
mid-1997. Thereafter, Miller Anderson &
 Sherrard, LLP will be a subsidiary of
 Morgan Stanley, Dean Witter, Discover
 & Co.



April 25, 1997